Exhibit 99.1
$325,000,000
COOPER US, INC.
5.250% Senior Notes due 2012
guaranteed by
COOPER INDUSTRIES, LTD.
(and specified subsidiaries)
Purchase Agreement
November 3, 2005
Banc of America Securities LLC
Citigroup Global Markets Inc.
   As Representatives of the several Initial Purchasers
  listed in Schedule 1 hereto
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Ladies and Gentlemen:
     Cooper US, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Initial Purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representatives (the “Representatives”), $325,000,000 principal amount of its 5.250% Senior Notes due 2012 (the “Securities”). The Securities will be issued pursuant to an Indenture dated as of November 8, 2005 between the Company, Cooper Industries, Ltd., a company existing under the laws of Bermuda (“Parent”), the subsidiaries of the Company named in Schedule 2 hereto (the “Subsidiary Guarantors” and, together with Parent, the “Guarantors”) and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”). The Securities will be guaranteed (the “Guarantees”) on an unsecured senior basis by the Guarantors.
     The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company and the Guarantors have prepared a preliminary offering memorandum dated November 3, 2005 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company, the Guarantors and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company and the Guarantors to the Initial Purchasers pursuant to the terms of this Agreement. The Company and the Guarantors hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum. References herein to the Preliminary Offering

Memorandum and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein.
     Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.
     The Company and the Guarantors hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:
     1. Purchase and Resale of the Securities. (a) The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 98.974% of the principal amount thereof. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.
     (b) The Company understands that the Initial Purchasers intend to offer the Securities and the Guarantees for resale on the terms set forth in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
     (i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501 (a) under the Securities Act;
     (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities or the Guarantees by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and
     (iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities or the Guarantees as part of their initial offering except:
          (A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or
          (B) in accordance with the restrictions set forth in Annex A hereto.

     (c) Each Initial Purchaser acknowledges and agrees that the Company and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(f) and 5(g), counsel for the Company and the Guarantors and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex A hereto), and each Initial Purchaser hereby consents to such reliance.
     (d) The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities and the Guarantees to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities and the Guarantees purchased by it to or through any Initial Purchaser, provided that any such offers or sales shall be made in accordance with the provisions of this Agreement.
     2. Payment and Delivery. (a) Payment for and delivery of the Securities will be made at the offices of Mayer, Brown, Rowe & Maw LLP in Chicago, Illinois at 11:00 A.M., New York City time, on November 8, 2005, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date”.
     (b) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representatives against delivery to the nominee of The Depository Trust Company, for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representatives not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.
     3. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:
     (a) Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities did not, and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information furnished to the Company and the Guarantors in writing by any Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum.
     (b) Incorporated Documents. The documents incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, as of their respective dates of filing, in all material respects with the requirements of the Exchange Act and did not and will not as of their respective dates of filing contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (c) Financial Statements. The financial statements and the related notes thereto included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; and the other financial information included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.
     (d) No Material Adverse Change. Since the date of the most recent financial statements included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum, (i) there has not been any material change in the capital stock or long-term debt of the Company, Parent or any of Parent’s subsidiaries (other than the maturity and repayment of $152,000,000 of current maturities of long-term debt) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position or results of operations of Parent and its subsidiaries taken as a whole; (ii) none of the Company, Parent or any of Parent’s subsidiaries has entered into any transaction or agreement that is material to Parent and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to Parent and its subsidiaries taken as a whole; and (iii) none of the Company, Parent or any of Parent’s subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Preliminary Offering Memorandum or the Offering Memorandum.
     (e) Organization and Good Standing. The Company, the Guarantors and each of their respective subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position or results of operations of Parent and its subsidiaries taken as a whole or on the performance by the Company and the Guarantors of their obligations under the Securities and the Guarantees (a “Material Adverse Effect”).
     (f) Capitalization. Parent has an authorized capitalization of 250 million shares of Class A common stock, 150 million shares of Class B common stock and 10 million shares of preferred stock; and all the outstanding shares of capital stock or other equity interests of the

Company and each subsidiary of Parent have been duly authorized and validly issued, are fully paid and non-assessable and all shares that are owned directly or indirectly by Parent are owned free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.
     (g) Due Authorization. The Company and the Guarantors have the corporate right, power and authority to execute and deliver this Agreement, the Securities, the Indenture (including the Guarantees set forth therein), the Exchange Securities and the Registration Rights Agreement (collectively, the “Transaction Documents”) and to perform their respective obligations hereunder and thereunder.
     (h) The Indenture. The Indenture has been duly authorized by the Company and the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.
     (i) The Securities and the Guarantees. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, the Guarantees will be valid and legally binding obligation of each of the Guarantors, enforceable against each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
     (j) The Exchange Securities. On the Closing Date, the Exchange Securities, together with the related guarantees, will have been duly authorized by the Company and the Guarantors, respectively, and, when the Exchange Securities have been duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, the Exchange Securities and the related guarantees will be duly and validly issued and outstanding and will constitute the respective valid and legally binding obligations of the Company, as issuer, and the Guarantors, as guarantors, enforceable against the Company and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
     (k) Purchase and Registration Rights Agreements. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors. The Registration Rights Agreement has been duly authorized by the Company and the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy
     (1) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum.
     (m) No Violation or Default. None of the Company, Parent or any of Parent’s subsidiaries is (i) in violation of its charter, by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, Parent or any of Parent’s subsidiaries is a party or by which the Company, Parent or any of Parent’s subsidiaries is bound or to which any of the property or assets of the Company, Parent or any of Parent’s subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
     (n) No Conflicts. The execution, delivery and performance by the Company and the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, Parent or any of Parent’s subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, Parent or any of Parent’s subsidiaries is a party or by which the Company, Parent or any of Parent’s subsidiaries is bound or to which any of the property or assets of the Company, Parent or any of Parent’s subsidiaries is subject, (ii) result in any violation of the provisions of the charter, by-laws or similar organizational documents of the Company, Parent or any of Parent’s subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clause (i) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
     (o) No Consents Required. No consent, approval, authorization, filing, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (ii) with respect to the

Exchange Securities (including the related guarantee) under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement.
     (p) Legal Proceedings. Except as described in the Preliminary Offering Memorandum or the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company, Parent or any of Parent’s subsidiaries is or may be a party or to which any property of the Company, Parent or any of Parent’s subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company, Parent or any of Parent’s subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of the Company and the Guarantors, no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Company and the Guarantors, contemplated by any governmental or regulatory authority or threatened by others.
     (q) Title to Intellectual Property. Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company, Parent and Parent’s subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as now operated by them; and neither the Company, Parent nor Parent’s subsidiaries has received any notice of any claim of infringement of or conflict with any such rights of others that if determined adversely to the Company, Parent or Parent’s subsidiaries, would individually or in the aggregate have a Material Adverse Effect.
     (r) No Labor Disputes. No labor disturbance by or dispute with employees of the Company, Parent or any of Parent’s subsidiaries exists or, to the best knowledge of the Company and the Guarantors, is contemplated or threatened, that would have a Material Adverse Effect.
     (s) Compliance With Environmental Laws. The Company, Parent and Parent’s subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules and regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply with, or failure to receive required permits, licenses or approvals or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.
     (t) Independent Accountants. Ernst & Young, LLP, who has certified the consolidated financial statements of Parent and its subsidiaries, is an independent registered public accounting firm and independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

     (u) Investment Company Act. Neither the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).
     (v) Internal Control over Financial Reporting. Parent maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) designed by, or under the supervision of, Parent’s principal executive officer and principal financial officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Management of the Parent most recently assessed the effectiveness of the Parent’s internal control over financial reporting as of December 31, 2004, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework. Based upon that assessment, management of the Parent concluded that, as of December 31, 2004, Parent’s internal control over financial reporting was effective based upon those criteria. Management of the Parent is not aware of any reason why Parent’s internal control over financial reporting was not effective as of June 30, 2005 and is not effective as of the date hereof, and management of Parent was not aware as of June 30, 2005 and is not aware as of the date hereof of any material weakness in its internal control over financial reporting.
     (w) Disclosure Controls and Procedures. Parent maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that have been designed to ensure that material information relating to Parent and its consolidated subsidiaries is made known to Parent’s principal executive officer and principal financial officer by others within those entities. Management of the Parent most recently performed an evaluation of the effectiveness of the design and operation of Parent’s disclosure controls and procedures as of the end of the quarter ended June 30, 2005. Based upon that evaluation, management of the Parent concluded that the Parent’s disclosure controls and procedures were effective as of such date. Management of the Parent is not aware of any reason why Parent’s disclosure controls and procedures are not effective as of the date hereof.
     (x) No Broker’s Fees. None of the Company, Parent or any of Parent’s subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.
     (y) Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

     (z) No Integration. None of the Company, the Guarantors or any of their respective affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities or the Guarantees in a manner that would require registration of the Securities or the Guarantees under the Securities Act.
     (aa) No General Solicitation or Directed Selling Efforts. None of the Company, the Guarantors or any of their respective affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities or the Guarantees by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), offered or sold the Securities or the Guarantees being offered and sold in reliance on Regulation S other than in offshore transactions, and all such persons have complied with the offering restrictions requirement of Regulation S.
     (bb) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex A hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities or the Guarantees to the Initial Purchasers and the offer, resale and delivery of the Securities or the Guarantees by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities or the Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act.
     (cc) No Stabilization. Neither the Company nor the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities or the Guarantees.
     (dd) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
     4. Further Agreements of the Company and the Guarantors. The Company and the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:
     (a) Delivery of Copies. The Company and the Guarantors will deliver to the Initial Purchasers as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (including all amendments and supplements thereto) as the Representatives may reasonably request.
     (b) Amendments or Supplements. Before making or distributing any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum, the Company and the Guarantors will furnish to the Representatives and counsel for the Initial

Purchasers a copy of the proposed amendment or supplement for review, and will not distribute any such proposed amendment or supplement to which the Representatives reasonably object.
     (c) Notice to the Representatives. The Company and the Guarantors will advise the Representatives promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company or the Guarantors of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company and the Guarantors will use their reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, to obtain as soon as possible the withdrawal thereof.
     (d) Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company and the Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, file with the Commission any document to be incorporated by reference therein and furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (or including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.
     (e) Blue Sky Compliance. The Company and the Guarantors will cooperate with the Initial Purchasers to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.
     (f) Clear Market. During the period from the date hereof through and including the Closing Date, the Company and the Guarantors will not, without the prior written consent of the

Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Guarantors and having a term of more than one year.
     (g) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Offering Memorandum under the heading “Use of Proceeds”.
     (h) Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and the Guarantors will, during any period in which Parent is not subject to and in compliance with Section 13 or 15 (d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
     (i) DTC. The Company and the Guarantors will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”).
     (j) No Resales by the Company and the Guarantors. The Company and the Guarantors will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company, the Guarantors or any of their affiliates and resold in a transaction registered under the Securities Act.
     (k) No Integration. None of the Company, the Guarantors or any of their respective affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities or the Guarantees in a manner that would require registration of the Securities or the Guarantees under the Securities Act.
     (1) No General Solicitation or Directed Selling Efforts. None of the Company, the Guarantors or any of their respective affiliates or any other person acting on their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities or the Guarantees by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, offer or sell the Securities or the Guarantees being offered and sold in reliance on Regulation S other than in offshore transactions, and all such persons will comply with the offering restrictions requirement of Regulation S.
     (m)No Stabilization. Neither the Company nor the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities or the Guarantees.

     (n) Filing of Exchange Act Documents. The Guarantors and the Company will file promptly all reports and any definitive proxy or information statements required to be filed by them with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.
     (o) Sarbanes-Oxley Compliance. The Parent will use its reasonable best efforts to comply with the Sarbanes-Oxley Act of 2002 and the applicable laws, rules and regulations promulgated in implementation of such Act, and will use its reasonable best efforts to cause its directors and officers, in their capacities as such, to comply with such Act and such applicable laws, rules and regulations.
     5. Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:
     (a) Representations and Warranties. The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.
     (b) No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors (other than an announcement with positive implications of a possible upgrading).
     (c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in the Offering Memorandum (excluding any amendment or supplement thereto or any document filed with the Commission after the date hereof and incorporated by reference therein) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.
     (d) Officer’s Certificate. The Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company and of each of the Guarantors who has specific knowledge of the Company’s or such Guarantor’s financial matters and is satisfactory to the Representatives (i) confirming that such officer has carefully reviewed the Offering Memorandum and, to the best knowledge of such officer, the representation set forth in Section 3(a) hereof is true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (a) through (c) above.
     (e) Comfort Letters. On the date hereof and on the Closing Date, Ernst & Young LLP shall have furnished to the Representatives, at the request of the Company and the Guarantors, letters, dated the date hereof and the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum; provided that such letters shall use a “cut-off” date no more than three business days prior to the date of such letters.
     (f) Opinion of Counsel for the Company and the Guarantor. (i) Squire, Sanders & Dempsey, L.L.P., counsel for the Company and the Guarantors, (ii) Appleby, Spurling & Hunter, Bermuda counsel for Parent and (iii) Diane Schumacher, General Counsel to the Company and the Guarantors, shall have each furnished to the Representatives, at the request of the Company and the Guarantors, their written opinion, each dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annexes B, C and D, respectively, hereto.
     (g) Opinion of Counsel for the Initial Purchasers. The Representatives shall have received on and as of the Closing Date an opinion of Mayer, Brown, Rowe & Maw LLP, counsel for the Initial Purchasers, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.
     (h) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.
     (i) Good Standing. The Representatives shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company, and the Guarantors in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.
     (j) Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by duly authorized officers of the Company and the Guarantors.
     (k) DTC. The Securities shall be eligible for clearance and settlement through DTC.

     (1) Additional Documents. On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.
     All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.
     6. Indemnification and Contribution.
     (a) Indemnification of the Initial Purchasers. The Company and the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished to the Company and the Guarantors in writing by any Initial Purchaser through the Representatives expressly for use therein; provided, that with respect to any such untrue or alleged untrue statement in or omission or alleged omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Initial Purchaser and any such loss, claim, damage or liability of or with respect to such Initial Purchaser results from the fact that both (i) a copy of the Offering Memorandum (excluding any documents incorporated by reference therein) was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (ii) the untrue or alleged untrue statement in or omission or alleged omission from such Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company and the Guarantors with the provisions of Section 4 hereof.
     (b) Indemnification of the Company and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, their respective directors and officers, and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished to the Company and the Guarantors in writing by any Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following information in the Preliminary Offering Memorandum and the Offering Memorandum: (i) the first sentence of the third paragraph, (ii) the third and fourth sentences of the eighth paragraph, and (iii) the first two sentences of the ninth paragraph under the heading “Plan of Distribution.”
     (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by the Representatives and any such separate firm for the Company, the Guarantors and any control persons of the Company and the Guarantors shall be designated in writing by the Company and the Guarantors. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
     (d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     (e) Limitation on Liability. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.
     (f) Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
     7. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Guarantors, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) there shall have occurred a material disruption of securities settlement or clearance services; (iv) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (v) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.
     8. Defaulting Initial Purchaser. (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company and the Guarantors on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company and the Guarantors shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company and the Guarantors may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company and the Guarantors or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company and the Guarantors agree to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 8, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.
     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company and the Guarantors as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company and the Guarantors shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.
     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company and the Guarantors as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company and the Guarantors shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 8 shall be without liability on the part of the Company or the Guarantors, except that the Company and the Guarantors will continue to be liable for the payment of expenses as set forth in Section 9 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.
     (d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.
     9. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related reasonable fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related reasonable fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Company and the Guarantors in connection with any “road show” presentation to potential investors.
     (b) If (i) this Agreement is terminated pursuant to Section 7, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company and the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel)

reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.
     10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser and the directors and officers of the Company and the Guarantors referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.
     11. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers.
     12. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; (d) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (e) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.
     13. Miscellaneous.
     (a) Authority of the Representatives. Any action by the Initial Purchasers hereunder may be taken by the Representatives on behalf of the Initial Purchasers, and any such action taken by the Representatives shall be binding upon the Initial Purchasers.
     (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representatives c/o Banc of America Securities LLC, 40 West 57th Street, New York, New York 10019, (fax: 212-901-7881); Attention: High Grade Debt Capital Markets Transaction Management and to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10038, (fax: •); Attention: •. Notices to the Company and the Guarantors shall be given to them at Cooper Industries, Ltd., 600 Travis, Suite 5800, Houston, Texas 77002 (fax: (713) 209-8983); Attention: Vice President and Treasurer.
     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (d) Waiver of Immunity. To the extent that the Company and the Guarantors have or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to themselves or any of their properties, the Company and the Guarantors hereby irrevocably waive and agree not to plead or claim such immunity in respect of their obligations under this Agreement.
     (e) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
     (f) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
     (g) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
     14. No Advisory or Fiduciary Responsibility. Each of the Company and the Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Company and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Guarantors or their respective affiliates, stockholders, creditors or employees or any other affiliated party of the Company or the Guarantors; (iii) no Initial Purchaser has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company or the Guarantors on other matters) and no Initial Purchaser has any obligation to the Company or the Guarantors with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors and that the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.
     This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of agency or fiduciary duty with respect to the offering contemplated hereby.

     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

COOPER US, INC.

By	/s/ Terry A. Klebe

Title: Senior Vice President and Chief Financial Officer

COOPER INDUSTRIES, LTD.

By	/s/ Terry A. Klebe

Title: Senior Vice President and Chief Financial Officer

COOPER B-LINE, INC.

By	/s/ Stephen M. Kole

Title: Treasurer

COOPER BUSSMANN, INC.

By	/s/ Alan J. Hill

Title: Treasurer

COOPER CROUSE-HINDS, LLC

By	/s/ Alan J. Hill

Title: Treasurer
Signature Page to Purchase Agreement

COOPER LIGHTING, INC.

By	/s/ Alan J. Hill

Title: Treasurer

COOPER POWER SYSTEMS, INC.

By	/s/ Alan J. Hill

Title: Treasurer

COOPER WIRING DEVICES, INC.

By	/s/ Alan J. Hill

Title: Treasurer
Accepted: November 3, 2005
BANC OF AMERICA SECURITIES LLC
CITIGROUP GLOBAL MARKETS INC.
For themselves and on behalf of the
several Initial Purchasers listed in Schedule 1 hereto.
By: CITIGROUP GLOBAL MARKETS INC.

By:	/s/ (illegible)

Authorized Signatory
Signature Page to Purchase Agreement

Schedule 1

Initial Purchaser	Principal Amount
Banc of America Securities LLC	$110,500,000
Citigroup Global Markets Inc.	110,500,000
Deutsche Bank Securities Inc.	13,000,000
Greenwich Capital Markets, Inc.	13,000,000
J.P. Morgan Securities Inc.	13,000,000
Lehman Brothers Inc.	13,000,000
PNC Capital Markets, Inc.	13,000,000
UBS Securities LLC	13,000,000
Wachovia Securities, LLC	13,000,000
Williams Capital Group, L.P.	13,000,000

TOTAL	$325,000,000

Schedule 2
Subsidiary Guarantors
Cooper B-Line, Inc.
Cooper Bussmann, Inc.
Cooper Crouse-Hinds, LLC
Cooper Lighting, Inc.
Cooper Power Systems, Inc.
Cooper Wiring Devices, Inc.

ANNEX A
Restrictions on Offers and Sales Outside the United States
     In connection with offers and sales of Securities or the Guarantees outside the United States:
     (a) Each Initial Purchaser acknowledges that neither the Securities nor the Guarantees have been registered under the Securities Act or may be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.
     (b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
     (i) Such Initial Purchaser has offered and sold the Securities and the Guarantees, and will offer and sell the Securities and the Guarantees, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Guarantees and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.
     (ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities or the Guarantees, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.
     (iii) At or prior to the confirmation of sale of any Securities or the Guarantees sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities or the Guarantees from it during the distribution compliance period a confirmation or notice to substantially the following effect:
“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”
     (iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities or the

Guarantees, except with its affiliates or with the prior written consent of the Company and the Guarantors.
Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.
     (c) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
     (i) it has not offered or sold and prior to the date six months after the Closing Date will not offer or sell any Securities or the Guarantees to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the United Kingdom Public Offers of Securities Regulations 1995 (as amended);
     (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities of the Guarantees in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantor; and
     (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities or the Guarantees in, from or otherwise involving the United Kingdom.
     (d) Each Initial Purchaser acknowledges that no action has been or will be taken by the Company and the Guarantors that would permit a public offering of the Securities or the Guarantees, or possession or distribution of the Preliminary Offering Memorandum, the Offering Memorandum or any other offering or publicity material relating to the Securities or the Guarantees, in any country or jurisdiction where action for that purpose is required.

ANNEX B
Form of Opinion of Squire, Sanders & Dempsey, L.L.P.
     Squire, Sanders & Dempsey, L.L.P. shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company and the Subsidiary Guarantors, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below:
     (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware.
     (b) The Company and each of the Subsidiary Guarantors have the corporate right, power and authority to execute and deliver each of the Transaction Documents to which they are a party and to perform their respective obligations under each such Transaction Document.
     (c) The Indenture has been duly authorized, executed and delivered by the Company and each of the Subsidiary Guarantors and constitutes a valid and legally binding agreement of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms, and the Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified under the Trust Indenture Act.
     (d) The Securities have been duly authorized and executed by the Company for issuance and sale to the Initial Purchasers pursuant to the Purchase Agreement and, when duly authenticated as provided in the Indenture and delivered and paid for as provided in the Purchase Agreement, the Securities will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture.
     (e) The Guarantees of the Securities by the Subsidiary Guarantors have been duly authorized by each of the Subsidiary Guarantors and, when the Securities have been duly executed, authenticated and issued as provided in the Indenture and delivered and paid for as provided in the Purchase Agreement, the Guarantees will be valid and legally binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, and will be entitled to the benefits of the Indenture.
     (f) The Exchange Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement and pursuant to the Indenture, the Exchange Securities will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture.
     (g) The Guarantees of the Exchange Securities by the Subsidiary Guarantors have been duly authorized by each of the Subsidiary Guarantors and, when the Exchange Securities have been duly executed, authenticated, issued and delivered as contemplated by the Registration

Rights Agreement and pursuant to the Indenture, the Guarantees of the Exchange Securities will be valid and legally binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, and will be entitled to the benefits of the Indenture.
     (h) The Purchase Agreement has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors.
     (i) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Subsidiary Guarantors and constitutes a valid and legally binding agreement of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms, except that rights to indemnity and contribution under the Registration Rights Agreement may be limited by applicable law and public policy.
     (j) Each Transaction Document conforms in all material respects to the applicable description contained in the Offering Memorandum.
     (k) No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and the Guarantees and compliance by the Company and the Guarantors with the terms of such Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities and the related Guarantees by the Initial Purchasers and (ii) with respect to the Exchange Securities and the related Guarantees under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement.
     (1) The descriptions in the Offering Memorandum of statutes, legal, governmental and regulatory proceedings and contracts and other documents are accurate in all material respects, and the statements in the Offering Memorandum under the heading “Certain Tax Consequences,” to the extent that they constitute summaries of matters of law or regulation or legal conclusions, fairly summarize the matters described in all material respects.
     (m) Neither the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the related Guarantees and the application of the related proceeds as described in the Offering Memorandum none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.
     (n) Assuming the accuracy of the representations and warranties and compliance with the agreements of the Company, the Guarantors and the Initial Purchasers contained in the Purchase Agreement, it is not necessary, in connection with the issuance and sale of the Securities and the Guarantees to the Initial Purchasers and the offer, resale and delivery of the Securities and the Guarantees by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum, to register the Securities or the Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

     Such counsel shall also state that they have participated in conferences with representatives of the Company and the Guarantors and with representatives of their independent accountants and counsel at which conferences the contents of the Offering Memorandum and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Offering Memorandum (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Offering Memorandum as of its date or the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial information contained or incorporated by reference therein, as to which such counsel need express no belief).
     In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and the Guarantors and public officials that are furnished to the Initial Purchasers and may make necessary assumptions as to matters relating to Bermuda law.
     The opinion of Squire, Sanders & Dempsey, L.L.P. described above shall be rendered to the Initial Purchasers at the request of the Company and the Guarantors and shall so state therein.

ANNEX C
Form of Opinion of Appleby, Spurling & Hunter
     Appleby, Spurling & Hunter shall have furnished to the Initial Purchasers their written opinion, as counsel to Parent, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below:
     Parent has been duly organized and is validly existing and in good standing under the laws of Bermuda, and has the corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Offering Memorandum, except where the failure to have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.
     (a) Parent has the corporate right, power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby by Parent has been duly and validly taken.
     (b) The execution, delivery and performance by Parent of each of the Transaction Documents to which it is a party do not and will not violate, conflict with or constitute a default under (i) any requirement of any law or any regulation of Bermuda or (ii) the constitutional documents of Parent, and will not create any charge or lien over the assets of Parent.
     (c) Except as otherwise provided in such opinion, no consent, license or authorization of, filing with, or other act by or in respect of, any governmental authority or court of Bermuda is required to be obtained by Parent in connection with the execution, delivery or performance by Parent of the Transaction Documents to which it is a party, or to ensure the legality, validity, admissibility into evidence or enforceability as to Parent of the Transaction Documents to which it is a party.
     (d) Parent has been designated as non-resident of Bermuda for the purposes of the Exchange Control Act, 1972 and, as such, are free to acquire, hold, transfer and sell foreign currency and securities without restriction;
     (e) The statements contained in the Offering Memorandum under the captions “Enforceability of Judgments and Service of Process” and “Certain Tax Consequences - Bermuda Taxation” to the extent they constitute statements of Bermuda law, are accurate in all material respects;
     (f) The consummation of the transactions contemplated by this Agreement (including but not limited to any actions taken pursuant to the indemnification and contribution provisions contained in this Agreement) will not, subject to compliance with Section 39A(2A) of the Companies Act 1981, constitute unlawful financial assistance by Parent under Bermuda law;
     (g) It is not necessary or desirable to ensure the enforceability in Bermuda of this Agreement, the Indenture and the Guarantees that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda. However, to the extent that this Agreement, the Indenture or the Guarantees create a charge over assets of Parent, it may be desirable to ensure the priority in Bermuda of the charge that it be registered in the Register of Charges in accordance with Section 55 of the Companies Act 1981. On registration, to the extent that Bermuda law governs the priority of a charge, such charge will have priority in Bermuda over any unregistered charges created, and over any subsequently registered charges, in respect of the assets which are the subject of the charge.
     (h) This Agreement, the Indenture and the Securities will not be subject to ad valorem stamp duty in Bermuda.
     (i) Based solely upon a search of the Cause Book of the Supreme Court of Bermuda conducted at a specified time and date (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book at the time of our search), there are no judgments against Parent, or any legal or governmental proceedings pending in Bermuda to which Parent is subject.
     (j) The choice of New York Laws as the governing law of this Agreement, the Indenture and the Guarantees is a valid choice of law and would be recognized and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda.
     (k) The courts of Bermuda would recognize as a valid judgment, a final and conclusive judgment in personam obtained in the New York Courts against Parent based upon this Agreement, the Indenture or the Guarantees under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance with the correct procedures under the laws of Bermuda.

     In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and the Guarantors and public officials that are furnished to the Initial Purchasers.
     The opinion of Appleby, Spurling & Hunter described above shall be rendered to the Initial Purchasers at the request of the Company and the Guarantors and shall so state therein.

ANNEX D
Form of Opinion of Cooper US, Inc.
     General Counsel of the Company shall have furnished to the Initial Purchasers her written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below:
     (a) The Company and each of the Subsidiary Guarantors have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, the Company, Parent and each of the Subsidiary Guarantors are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have the corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged as described in the Offering Memorandum, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.
     (b) Parent has an authorized capitalization of 250 million Class A Common Shares, par value $0.01 per share, 150 million Class B Common Shares, par value $0.01 per share, and 10,000 Preferred Shares, par value $0.01 per share ; and all the outstanding shares of capital stock or other equity interests of the Company and each Subsidiary Guarantor have been duly authorized and validly issued, and are fully paid and non-assessable.
     (c) The Company has the corporate right, power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder.
     (d) The execution, delivery and performance by the Company and the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and the Guarantees and compliance by the Company and the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) to the best knowledge of such counsel, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, Parent or any of Parent’s subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, Parent or any of Parent’s subsidiaries is a party or by which the Company, Parent or any of Parent’s subsidiaries is bound or to which any of the property or assets of the Company, Parent or any of Parent’s subsidiaries is subject, (ii) result in any violation of the provisions of the charter, by-laws or similar organizational documents of the Company, Parent or any of Parent’s subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority applicable to the Company or Parent, except, in the case of clause (i) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
     (e) To the best knowledge of such counsel, except as described in the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company, Parent or any of Parent’s subsidiaries is or may be a party or to which any property of the Company, Parent or any of Parent’s subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company, Parent or any of Parent’s subsidiaries, could reasonably be expected to have a Material Adverse Effect; and, to the best knowledge of such counsel, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.
     (f) The descriptions in the Offering Memorandum of statutes, legal, governmental and regulatory proceedings and contracts and other documents are accurate in all material respects.
     Such counsel shall also state that she has participated in conferences with representatives of the Company and the Guarantors and with representatives of their independent accountants and counsel at which conferences the contents of the Offering Memorandum [and any amendment and supplement thereto, if applicable] and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Offering Memorandum [or any amendment or supplement thereto, if applicable] (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Offering Memorandum [or any amendment or supplement thereto, if applicable], as of its date or the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial information contained or incorporated by reference therein, as to which such counsel need express no belief).
     In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and the Guarantors and public officials that are furnished to the Initial Purchasers.

Exhibit A
Form of Registration Rights Agreement